$254,625.00
                                        November  3, 1995

                                        Westminster, Colorado



                         PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay to the order of AT&T Commercial Finance Corporation or its successors or assigns at PO Box 440, 2 Gatehall Drive, Parsippany, New Jersey 07054-0440 or such other place as the holder hereof may from time to time designate in writing, the principal sum of Two Hundred Fifty-Four Thousand Six Hundred Twenty-Five Dollars and No Cents ($254,625.00) plus interest on the unpaid principal balance at the rates specified below.

Interest shall accrue from the date of disbursement of the principal amount hereof or any portion thereof until December 1, 2000, at the initial rate of Ten percent (10.00%) per annum.

Commencing December 2, 2000, (the "Conversion Date") and continuing thereafter interest shall-convert to a floating rate (the "Floating Rate") equivalent to the Prime Rate (as defined below) as of the Conversion Date plus 2.25%. The undersigned also may prepay this Note on or after the Conversion Date in full without a prepayment premium. If the rate converts to the Floating Rate, the interest rate shall be adjusted on the first day of each calendar quarter (i.e., each January 1, April 1, July 1 and October 1) upon any change in the Prime Rate to the rate of two and twenty-five hundredths percent (2.25%) above the Prime Rate in effect on such date, provided, however, that in no event shall the interest rate payable hereunder be less than seven percent (7%) nor greater than the maximum permitted by applicable law.

The "Prime Rate" is defined as the Prime Rate published in the honey Rates section of The Wall Street Journal, or if no such rate is published in The Wall Street Journal, then the nearest comparable published rate, as determined by the holder of this Note.

In all cases, interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 days.

Principal and interest are payable as follows:

One installment of interest only shall be payable on the first day of the month following the date of this Note.

Then equal monthly installments of principal and interest will be due and payable on the first day of each and every month thereafter, and the entire unpaid principal balance together with accrued and unpaid interest and other charges shall be due and payable in full on or before December 1, 2015. Unless and until the amount of any installment changes as set forth herein, the monthly amount of principal and interest payments shall be $2,458.00.

In addition to the foregoing installments, the above monthly principal and interest may be adjusted from time to time to amortize the remaining principal balance in equal monthly payments over the remaining term of the loan.

Payments, when made, shall be applied in a manner and order according to the sole discretion of the holder of this Note without notice or demand.

If any payment required to be paid by this Note is not paid in full within ten (10) days after its scheduled due date, the holder hereof may assess a late charge in the amount of five percent (5%) of the unpaid amount of the payment, or the maximum permitted by applicable law, whichever is less.

Failure to make any payment when due, or any default under any encumbrance or agreement securing this Note shall cause the entire remaining unpaid balance of principal and interest to be declared immediately due and payable at the option of the holder of this Note without notice or demand. This Note also shall be due and payable in full, at the option of the holder hereof, without notice or demand, upon any default in any other obligations owed to the holder by the undersigned, whether now in existence or hereafter created, including any indebtedness evidenced by a promissory note or any document securing any such promissory note.

The undersigned and any endorser or guarantor of this Note hereby each waive presentment for payment, demand, protest, notice of non-payment or dishonor, notices of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note and waive all defenses that may be based on suretyship or impairment of collateral. The undersigned is bound as a principal and not as a surety. This Note shall bear interest at the rate of four percent (4.0%) per annum above the interest rate otherwise payable under the terms of this Note, or the maximum permitted by applicable law, whichever is less (the "Default Rate"), after the maturity hereof or following an event of default hereunder until paid in full.

In the event holder shall employ counsel to collect this obligation or to administer, protect or foreclose the security given in connection herewith, the undersigned, jointly and severally if more than one, agrees to pay reasonable attorney's fees for services of such counsel, whether or not suit is brought, plus costs incurred in connection therewith.

The undersigned shall have the option of prepaying this Note in full or in part at any time hereafter, provided, however, that the undersigned, jointly and severally if more than one, agrees to pay a prepayment penalty in accordance with the following schedule: Five percent (5.0%) of the amount prepaid in the event such payment is made on or before December 1, 1996; Four percent (4.0%) of the amount prepaid in the event such payment is made on or before December 1, 1997; Three percent (3.0%) of the amount prepaid in the event such payment is made on or before December 1, 1998; Two percent (2.0%) of the amount prepaid in the event such payment is made on or before December 1, 1999; and One percent (1.0%) of the amount prepaid in the event such payment is made on or before December 1, 2000. A prepayment is any payment made ahead of schedule that exceeds twenty percent (20%) of the then outstanding principal balance before such prepayment.

If suit is instituted to enforce the terms of this Note, the Courts of the State of Idaho and the Federal Courts located in the State of Idaho shall have non-exclusive personal jurisdiction over the undersigned, and the venue of the suit, at the option of the holder of this Note, may be laid in Ada County, Idaho The undersigned agrees not to claim that Idaho is an inconvenient place for trial.

This Note shall be construed and enforced in accordance with the laws of the State of Idaho.

If the Note is mutilated, lost, stolen or destroyed, then upon surrender thereof (if mutilated) or receipt of evidence and indemnity (if lost, stolen or destroyed) the undersigned shall execute and deliver a new note of like tenor, which shall show all payments which have been made on account of the principal hereof.

The undersigned and any endorser or guarantor of this Note each hereby agree and consent that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state or federal court sitting in the State of Idaho may be made by certified or registered mail, return receipt requested, directed to the undersigned at the following address:

                    BOISE CO-DEVELOPMENT LIMITED PARTNERSHIP, a Colorado limited partnership
                    8620 Wolff Court, Suite 330
                    Westminster, CO 80030

THE UNDERSIGNED AND ANY ENDORSER OR GUARANTOR OF THIS NOTE EACH
HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY AND
ALL RIGHTS TO ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first above written.

BOISE CO-DEVELOPMENT LIMITED PARTNERSHIP, a Colorado limited partnership



By:  Good Times Drive Thru, Inc.,
               a Colorado corporation as general partner of
               BOISE CO-Development LIMITED PARTNERSHIP,
               a Colorado limited partnership



     By:   /s/ Boyd E. Hoback, President
          Boyd E. Hoback, President




STATE OF COLORADO   )
                    ) ss.
COUNTY OF Adams     )

     On this 3rd day of November, in the year of 1995, before me
   Gina M. Wesolek,        personally appeared Boyd E. Hoback,
known or identified to me (or proved to be on the oath of ______________) to be the president, or vice-president, or secretary or assistant secretary, of the corporation that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation exected the same.


                                   /s/ Gina M. Wesolek
[SEAL]                             Notary Public

                                   My commission expires on

                                     November 23, 1995



FL WI RATE REVIEW
CONV
9/19/95